Exhibit 10.1
FORM OF DEFERRED STOCK UNIT GRANT NOTICE
UNDER THE
COREPOINT LODGING INC.
2018 OMNIBUS INCENTIVE PLAN
(Non-Employee Director)

CorePoint Lodging Inc. (the “Company”), pursuant to its 2018 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), hereby grants to the Participant set forth below the number of Deferred Stock Units set forth below. The Deferred Stock Units are subject to all of the terms and conditions as set forth herein, in the Deferred Stock Unit Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.
Participant: [Insert Participant Name]
Grant Date:  [Insert Grant Date]
Number of
Deferred Stock Units:  [Insert No. Deferred Stock Units Granted, calculated as 25% of the sum of (x) $65,000 and (y) any applicable chairperson fees ($25,000 – Audit Committee and Capital Committee; $10,000 – Compensation Committee and Nominating and Corporate Governance Committee; $25,000 – Non-Executive Chairperson) / (closing price on June 30, 2020, September 30, 2020, December 31, 2020 or March 31, 2021, as applicable, with respect to the applicable quarter)]

Vesting Schedule: Fully vested as of Grant Date.
Settlement of
Deferred Stock Units: Deferred Stock Units shall be subject to deferred settlement as set forth in Section 4 of the Deferred Stock Unit Agreement.

* * *

COREPOINT LODGING INC.

________________________________
By: Mark M. Chloupek
Title: General Counsel

[Signature Page to Non-Employee Director Deferred Stock Unit Award]

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS DEFERRED STOCK UNIT GRANT NOTICE, THE DEFERRED STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF DEFERRED STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS DEFERRED STOCK UNIT GRANT NOTICE, THE DEFERRED STOCK UNIT AGREEMENT AND THE PLAN.1

PARTICIPANT

________________________________

1 To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereto.
[Signature Page to Non-Employee Director Deferred Stock Unit Award]

DEFERRED STOCK UNIT AGREEMENT
UNDER THE
COREPOINT LODGING INC.
2018 OMNIBUS INCENTIVE PLAN

Pursuant to the Deferred Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Deferred Stock Unit Agreement (this “Deferred Stock Unit Agreement”) and the CorePoint Lodging Inc. 2018 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), CorePoint Lodging Inc. (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
1.Grant of Deferred Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Deferred Stock Units provided in the Grant Notice. The Company may make one or more additional grants of Deferred Stock Units to the Participant under this Deferred Stock Unit Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Deferred Stock Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Deferred Stock Units hereunder and makes no implied promise to grant additional Deferred Stock Units. Deferred Stock Units shall be treated as filly vested Restricted Stock Units for all purposes under the Plan.
2.Vesting. Subject to the conditions contained herein and in the Plan, the Deferred Stock Units shall vest as provided in the Grant Notice. With respect to any Deferred Stock Units, the period of time that such Deferred Stock Units remains subject to vesting shall be its Restricted Period.
3.Dividend Equivalents. The Deferred Stock Units shall be entitled to be credited with dividend equivalent payments upon the payment by the Company of dividends on shares of Common Stock. Such dividend equivalents will be provided in shares of Common Stock having a Fair Market Value equal to the amount of such applicable dividends, and shall be shall be payable at the same time as the Deferred Stock Units are settled in accordance with Section 4 below. In the event that any Deferred Stock Unit is forfeited by its terms, the Participant shall have no right to dividend equivalent payments in respect of such forfeited Deferred Stock Units.
4.Settlement of Deferred Stock Units. Notwithstanding the provisions of Section 8(d)(ii) of the Plan, in lieu of settlement of the vested Deferred Stock Units upon the expiration of the Restricted Period, such vested Deferred Stock Units shall be settled in accordance with Section 8(d)(ii) of the Plan on the earliest to occur of (i) a Change in Control, (ii) the date of the Participant’s Termination (or, if later, the date of the Participant’s “separation from service” within the meaning of Section 409A of the Code), or (iii) the annual meeting of the Company’s shareholders occurring in 2023 (and in no event later than July 1, 2023).
5.Treatment of Deferred Stock Units Upon Termination. Unless otherwise provided by the Committee, in the event of the Participant’s Termination for any reason:
(a)all vesting with respect to the Deferred Stock shall cease (after taking into account any vesting of Deferred Stock as set forth in the Grant Notice); and

(b)the unvested Deferred Stock Units shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.
6.Company; Participant.
(a)The term “Company” as used in this Deferred Stock Unit Agreement with reference to employment shall include the Company and its subsidiaries.
(b)Whenever the word “Participant” is used in any provision of this Deferred Stock Unit Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Deferred Stock Units may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.
7.Non-Transferability. The Deferred Stock Units are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Deferred Stock Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Deferred Stock Units shall terminate and become of no further effect.
8.Rights as Stockholder; Legend. The provisions of Sections 8(b) and 8(e) of the Plan are incorporated herein by reference and made a part hereof.
9.Tax Withholding. The provisions of Section 14(d) of the Plan are incorporated herein by reference and made a part hereof.
10.Notice. Every notice or other communication relating to this Deferred Stock Unit Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company General Counsel, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
11.No Right to Continued Service. This Deferred Stock Unit Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.
12.Binding Effect. This Deferred Stock Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
13.Section 409A. It is intended that the Deferred Stock Units granted hereunder shall be compliant with Section 409A of the Code and shall be interpreted as such.

14.Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Deferred Stock Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
15.Governing Law. This Deferred Stock Unit Agreement shall be construed and interpreted in accordance with the laws of the State of Maryland, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Deferred Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Deferred Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Maryland.
16.Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Deferred Stock Unit Agreement, the Plan shall govern and control.